----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------



                         To Be Held On January 23, 1997



     Notice is hereby given that the Annual Meeting of Shareholders of Shelby County Bancorp (the "Holding Company") will be held at the offices of the Holding Company at 29 East Washington Street, Shelbyville, Indiana, on Thursday, January 23, 1997, at 3:00 P.M., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of one director of the Holding Company, to serve a three-year term expiring in 2000.

     2. Ratification of Auditors. Ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Holding Company for the fiscal year ending September 30, 1997.

     3. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on December 19, 1996, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended September 30, 1996, is enclosed. The Annual Report is not a part of the proxy solicitation material enclosed with this letter.


                                            By Order of the Board of Directors



                                            /s/ Rodney L. Meyerholtz
                                            Rodney L. Meyerholtz, President


Shelbyville, Indiana
December 31, 1996




     IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              SHELBY COUNTY BANCORP
                            29 East Washington Street
                           Shelbyville, Indiana 46176
                                 (317) 398-9721

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 23, 1997

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Shelby County Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders of the Holding Company to be held at 3:00 P.M., Eastern Standard Time, on January 23, 1997, at the principal office of the Holding Company and at any and all adjournments of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Shelby County Savings Bank, FSB ("SCSB"). This Proxy Statement is expected to be mailed to the shareholders on or about December 31, 1996.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof at 29 East Washington Street, Shelbyville, Indiana 46176,
(ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on December 19, 1996 (the "Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 175,950 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting.

     The following table sets forth as of the Voting Record Date, the beneficial owners of more than 5% of the outstanding shares of Common Stock known to the Holding Company. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

Name and Address                                Number of Shares of Common
of Beneficial Owner                              Stock Beneficially Owned      Percent of Class
-------------------                              ------------------------      ----------------
Leonard J. Fischer                                     10,350 (1)                     5.8%
4913 South Columbus Road
Shelbyville, Indiana  46176

Baupost Group, Inc. (2)                                17,200                         9.8%
44 Brattle Street
Cambridge, Massachusetts  02238-9125

William N. Salin, Salin Bancshares, Inc.               17,126 (3)                     9.7%
   and Columbus Bancorp, Inc. (2)
8455 Keystone Crossing Drive, Suite 100
Indianapolis, Indiana  46240-4303

------------
(footnotes on following page)

(1) Does not incude stock options for 690 shares which are not exercisable within a period of 60 days following the Voting Record Date. Includes 1,725 shares of Common Stock which are subject to stock options granted under the Shelby County Bancorp Stock Option Plan (the "Option Plan"). In addition to the 10,350 shares reported above, members of Leonard Fischer's family beneficially own 10,332 shares of Common Stock (or 5.9% of the Holding Company's outstanding shares). On June 30, 1995, Leonard Fischer and his family members filed with the Office of Thrift Supervision a Rebuttal of Rebuttable Determination of Control under 12 C.F.R. ss.574 in order to retain shares which collectively aggregate 11.6% of the Holding Company's outstanding shares. On August 31, 1995, the OTS accepted the conclusion that no "control" requiring regulatory application and approval existed as a result of the Fischer family ownership of shares.

(2) This information is based on Schedules 13D filed with the Securities and Exchange Commission. It does not reflect any changes that may have occurred since the date of the applicable filing.

(3) Includes 1,901 shares held by William N. Salin, 7,225 shares held by Columbus Bancorp, Inc. and 8,000 shares held by Salin Bancshares, Inc.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of five members. The By-Laws of the Holding Company provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. The nominee for director this year is James M. Robison, who is currently a director of the Holding Company. If elected by the shareholders, his term will expire in 2000.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominee listed below. If the person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors, if such a replacement is identified by the Board of Directors.

     The following table sets forth certain information regarding the nominee for the position of director of the Holding Company and those persons who are currently serving as directors of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. The nominee for director is not related to any other director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and the other person pursuant to which any nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by executive officers and directors of the Holding Company as a group.

                                                                         Director
                                                                          of the         Common Stock
                                                       Director of        Holding     Beneficially Owned
                                    Expiration of         SCSB            Company     as of December 19,   Percentage
Name                              Term as Director        Since            Since           1996 (1)         of Class
-----------------                 ----------------        -----            -----           --------         --------
Director Nominees:
-----------------
James M. Robison                        2000              1991             1991            4,725(2)           2.7%

-------------------------------
Directors Continuing in Office:
-------------------------------

David A. Carmony                        1999              1986             1991            7,925(3)           4.5%
Leonard J. Fischer                      1998              1975             1991           10,350(4)           5.8%
Rodney L. Meyerholtz                    1999              1986             1991            6,175(5)           3.5%
Robert E. Thomas                        1998              1995             1995            2,075(6)           1.2%
All directors and executive
   officers as a group (7 persons)                                                        36,864(7)          20.0%

--------------
(footnotes on following page)

1) Based upon information furnished by the respective persons. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares reported.

(2) Of these shares, 2,500 are owned jointly by Mr. Robison and his wife, 2,025 are owned jointly by Mr. Robison's wife and his children or grandchildren, 100 are owned directly by Mr. Robison's wife, and 100 are owned directly by Mr. Robison as guardian for William Jones. Does not include stock options for 690 shares which are not exercisable within a period of 60 days following the Voting Record Date.

(3) Of these shares, 6,000 are held by the Carmony Funeral Home Profit Sharing Trust (the "Carmony Trust"), of which Mr. Carmony is a trustee and beneficiary, 200 are owned by Mr. Carmony's sons, and 1,725 are subject to stock options granted under the Option Plan. Does not include stock options for 690 shares which are not exercisable within a period of 60 days following the Voting Record Date.

(4) Of these shares, 8,625 are owned solely by Mr. Fischer and 1,725 are subject to stock options granted under the Option Plan. See footnote (1) to table on page 2 for information about shares held by family members of Mr. Fischer. Does not include stock options for 690 shares which are not exercisable within a period of 60 days following the Voting Record Date.

(5) Of these shares, 4,375 are owned jointly by Mr. Meyerholtz and his wife, 75 are owned by his wife as custodian for their children under the Uniform Transfers to Minors Act, and 1,725 are subject to stock options granted under the Option Plan. Does not include stock options for 690 shares which are not exercisable within a period of 60 days following the Voting Record Date.

(6) Of these shares, 350 are held in revocable trusts by Mr. Thomas and his spouse, and 1,725 are subject to stock options granted under the Option Plan. Does not include stock options for 690 shares which are not exercisable within a period of 60 days following the Voting Record Date.

(7) Such shares include 8,625 shares subject to stock options granted under the Option Plan.

     Presented below is certain information concerning the directors and the director nominees of the Holding Company:

     David A. Carmony (age 48) has been a director of the Holding Company since 1991 and of SCSB since 1986. Mr. Carmony has been President and 50% shareholder of Carmony-Ewing Funeral Homes, Inc., which provides funeral services in the Shelby County area, since 1988.

     Leonard J. Fischer (age 60) has been a director of the Holding Company since 1991 and of SCSB since 1975. Mr. Fischer is a self-employed metal fabricator. Prior to 1986, Mr. Fischer was manager of plants and equipment for Shelby Steel, Inc.

     Rodney L. Meyerholtz (age 42) has been President and a director of the Holding Company since 1991 and of SCSB since 1986.

     James M. Robison (age 69) became a director and Chairman of the Board of Directors of the Holding Company in 1991 and of SCSB in 1991, and has served as legal counsel to SCSB since prior to 1986. Mr. Robison is an attorney-at-law, associated with the Shelbyville law firm of Robison, Yeager, Good, Baldwin & Apsley.

     Robert E. Thomas (age 71) has served as a general agent for the Franklin Life Insurance Company (Shelbyville, Indiana) since prior to 1990.

     The directors shall be elected upon receipt of a plurality of the affirmative votes cast at the Annual Shareholders Meeting. Plurality means that individuals who receive the largest number of votes cast are elected up to the maximum number of directors to be chosen at the meeting. Abstentions, broker non-votes, and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in the respective nominee receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

The Board of Directors and its Committees

     During the fiscal year ended September 30, 1996, the Board of Directors of the Holding Company met 12 times. No incumbent director of the Holding Company attended fewer than 75% of the aggregate total number of meetings of the Board of Directors of the Holding Company held during the last fiscal year while he served as director and the meetings of committees while he served. Among other committees, the Board of Directors of the Holding Company has an Audit Committee and Stock Option Committee. All committee members are appointed by the Board of Directors.

     The Audit Committee reviews the records and affairs of the Holding Company to determine its financial condition, oversees the adequacy of the systems of internal control, and monitors the Holding Company's adherence in accounting and financial reporting to generally accepted accounting principles and regulatory accounting principles, as appropriate. The Audit Committee, which currently consists of Messrs. Carmony, Fischer and Thomas, met one time in the fiscal year ended September 30, 1996.

     The Stock Option Committee provided by the Option Plan administers the Holding Company's Stock Option Plan. The Committee consists of Messrs. Carmony, Fischer and Robison, and it met one time in fiscal 1996.

     The Board of Directors nominated the slate of directors set forth in this Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain procedural requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 60 days prior to the Annual Meeting; provided, however, that in the event that less than 70 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

 Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     No cash compensation is paid directly by the Holding Company to any of its executive officers. Each of such officers is compensated by SCSB. Each executive officer of the Holding Company is also a director of SCSB, and received director fees from SCSB as described below. The following table sets forth information as to annual, long-term and other compensation for services in all capacities to the Holding Company and its subsidiaries for the last three fiscal years, of the individual who served as chief executive officer of the Holding Company during the fiscal year ended September 30, 1996 (the "Named Executive Officer"). There were no other executive officers of the Holding Company serving as such during the fiscal year ended September 30, 1996, who earned over $100,000 in salary and bonuses during that year.

                                                   Summary Compensation Table
                                                                                     Long Term
                                                                                    Compensation
                                                                               -----------------------
                                                 Annual Compensation                   Awards
                                      --------------------------------------   -----------------------
Name                                                                Other                                    All
and                                                                 Annual     Restricted   Securities      Other
Principal                   Fiscal                                  Compen-       Stock     Underlying     Compen-
Position                     Year      Salary ($)     Bonus ($)  sation($)(1)   Awards($)   Options(#)    sation($)
-------------------------------------------------------------------------------------------------------------------
Rodney L. Meyerholtz         1996         $76,200      $4,500         --           --           690          --
President                    1995         $74,697      $6,000         --           --           --           --
                             1994         $68,077      $5,500         --           --           --           --

--------------
(1) Mr. Meyerholtz received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.

     Stock Options

     The following table sets forth information related to options granted during fiscal year 1996 to the Named Executive Officer.

                                                         Option Grants - Last Fiscal Year
                                                                 Individual Grants
                         --------------------------------------------------------------------------------------
                                Number of                % of Total
                         Securities Underlying         Options Granted        Exercise or
                                 Options                to Employees           Base Price            Expiration
     Name                     Granted(#)(1)            In Fiscal Year         ($/Share)(2)            Date (3)
--------------------     ---------------------         ----------------       ------------           ----------
Rodney L. Meyerholtz               690                      100%                 $20.00               8/18/2006

-------------
(1)  Options to acquire shares of the Holding Company's Common Stock.

(2) The options must be paid in cash or, with the approval of the Stock Option Committee, in shares of Holding Company Common Stock or a combination thereof. The option price equaled the market value of a share of the Holding Company's Common Stock on the date of grant.

(3) These options become fully exercisable six months after the date of the grant, which was August 19, 1996.

     The following table sets forth the number of shares subject to stock options held by Mr. Meyerholtz as of September 30, 1996. Also reported are the values for "in-the-money" options (options having an exercise price lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of such stock options and the fiscal year-end market price of the stock. Mr. Meyerholtz did he exercise any stock options during the fiscal year ended September 30, 1996.

        Outstanding Stock Option Grants And Value Realized As Of 9/30/96

                                  Number of Securities                             Value of Unexercised
                                 Underlying Unexercised                                In-the-Money
                               Options at Fiscal Year End                      Options at Fiscal Year End(1)
                           -----------------------------------             -----------------------------------
Name                       Exercisable           Unexercisable             Exercisable           Unexercisable
--------------------       -----------           -------------             -----------           -------------
Rodney L. Meyerholtz           1,725                   690                     $17,250             $      - 0 -

------------
(1) Amounts reflecting gains on outstanding options are based on the bid price for the shares on September 30, 1996, which was $20.00.

     Compensation of Directors

     Directors of the Holding Company are not currently paid directors' fees. Directors of SCSB are paid director fees of $850 per month and are included in SCSB's group hospitalization coverage. The Holding Company may, if it believes it is necessary to attract qualified directors or is otherwise beneficial to the Holding Company, adopt a policy of paying directors' fees at some future date.

Employment Contracts

     SCSB has entered into a three-year employment contract with Rodney L. Meyerholtz, its President (the "Employee"). The contract extends annually for an additional one-year term to maintain its three-year term if the Board of Directors of SCSB determines to so extend it, unless notice not to extend is properly given by either party to the contract. The Employee will receive an initial salary under the contract equal to his current salary, subject to increases provided by the Board of Directors. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to SCSB's employees. The Employee may terminate his employment upon 60 days' written notice to SCSB. SCSB may discharge the Employee for "cause" (as defined in the contract) at any time or upon certain events specified by OTS regulations. If SCSB terminates the Employee's employment for other than cause or if Mr. Meyerholtz terminates his own employment for "cause" (as defined in the contract), the Employee will receive his base compensation under the contract (a) for an additional three years if the termination follows a change of control in the Holding Company (as defined below) or (b) for the remaining term of the contract if the termination does not follow a change of control. In addition, during such period, the Employee will continue to participate in SCSB's group insurance plans or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, the Employee will have the right to cause SCSB to purchase any stock options he holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. If the payments provided for in the employment contract together with any other payments made to the Employee by SCSB are deemed to be payments in violation of the "golden parachute" rules of the Internal Revenue Code of 1986, as amended (the "Code"), such payments will be reduced to the largest amount that would not cause SCSB to lose a tax deduction for payments under those rules. The cash compensation that would be paid under the contracts to the Employee if the contract were terminated as of the date hereof after a change in control of the Holding Company for other than cause by SCSB or for cause by the Employee, would be $197,340. For purposes of the employment contract, a change of control of the Holding Company is generally an acquisition of "control" as defined in regulations issued under the Change in Bank Control Act and the Savings and Loan Holding Company Act not approved in advance by the Holding Company's Board of Directors. Similar employment contracts have been entered into with two other executive officers of the Holding Company.

Transactions With Certain Related Persons

     SCSB makes available to its directors, officers and employees real estate mortgage loans secured by their personal residence, personal loans and credit card loans. These loans are made in the ordinary course of business with the same collateral and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers, directors, and principal shareholders be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. SCSB's policy regarding loans to directors and all employees meets the requirements of FIRREA, and all loans made since August 9, 1989 (the date FIRREA was enacted), to directors and executive officers have been made pursuant to that policy.

     James M. Robison, Chairman of the Board of Directors of both the Holding Company and SCSB, serves as counsel to SCSB in connection with loan closings and provides routine legal work such as title searches and foreclosures. In connection with his services in such capacity, Mr. Robison is paid an annual retainer of $10,200. In addition, Mr. Robison received $7,653 in fees for his legal work for SCSB for the fiscal year ended September 30, 1996. SCSB expects to continue using Mr. Robison's services for loan closings, title searches, foreclosures, and other routine legal work.


                     PROPOSAL II -- RATIFICATION OF AUDITORS

     The Board of Directors proposes for the ratification of the shareholders at the Annual Meeting the appointment of KPMG Peat Marwick LLP, certified public accountants, as independent auditors for the fiscal year ending September 30, 1997. KPMG Peat Marwick LLP has served as auditors for SCSB since 1989. In the event the appointment of KPMG Peat Marwick LLP is not approved by the shareholders, the Board of Directors will consider appointment of other independent auditors for the fiscal year ending September 30, 1997. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will be available to respond to any appropriate questions shareholders may have.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("1934 Act") requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended September 30, 1996, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner.

                              SHAREHOLDER PROPOSALS

     Any proposal that a shareholder wishes to have included in the Holding Company's proxy solicitation materials to be used in connection with the next Annual Meeting of the Holding Company must be received at the main office of the Holding Company no later than 120 days in advance of December 31, 1997. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 29 East Washington Street, Shelbyville, Indiana 46176.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date, and sign the proxy and return it promptly in the enclosed return envelope.

                                            By Order of the Board of Directors



                                            /s/ Rodney L. Meyerholtz
                                            Rodney L. Meyerholtz, President



December 31, 1996

[LEFT COLUMN]

|X|  PLEASE MARK VOTES            REVOCABLE PROXY
     AS IN THIS EXAMPLE        SHELBY COUNTY BANCORP


                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 23, 1997

         The undersigned hereby appoints Rodney L. Meyerholtz and Robert E. Thomas, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of Shelby County Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of Shelby County Bancorp, Shelbyville, Indiana, on Thursday, January 23, 1997, at 3:00 P.M., and at any and all adjournments thereof, as follows:



                                             -------------------------------
Please be sure to sign and                     Date
date this Proxy in the box
below.
----------------------------------------------------------------------------


Shareholder sign above                         Co-holder (if any) sign above
----------------------------------------------------------------------------




                                  SEE ATTACHED

[RIGHT COLUMN]





                                                   For     With-
                                                           hold
1.    The election as director of James M.         [ ]     [ ]
      Robison for a three year term.

                                                   For   Against    Abstain

2.    Ratification of the appointment of           [ ]     [ ]        [ ]
      KPMG Peat Marwick LLP as audi-
      tors for the fiscal year ending
      September 30, 1997.

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

     The Board of Directors recommends a vote "FOR" each of the listed propositions.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     This proxy may be revoked at any time prior to the voting thereof.

     The undersigned acknowledges receipt from Shelby County Bancorp, prior to the execution of this proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                              SHELBY COUNTY BANCORP


--------------------------------------------------------------------------------
   Please sign as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------